Geographic Information	12 Months Ended
Dec. 31, 2012
Geographic Information
Geographic Information

12. Geographic Information

The Company's primary operations are that of its wholly-owned subsidiary, Hawaiian. Principally all operations of Hawaiian either originate and/or end in the State of Hawaii. The management of such operations is based on a system-wide approach due to the interdependence of Hawaiian's route structure in its various markets. As Hawaiian offers only one significant line of business (i.e., air transportation), management has concluded that it has only one segment. The Company's chief operating decision maker allocates operational resources to maximize the Company's consolidated financial results.

Revenues from other lines of business are below the quantitative threshold for segment reporting and consist of revenues from Hawaiian Gifts, LLC. The difference between the financial information of the Company's one reportable segment and financial information included in the accompanying consolidated statements of operations as a result of this entity is not significant.

The Company's operating revenues by geographic region (as defined by the Department of Transportation, DOT) are summarized below:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Domestic	$1,378,498	$1,272,196	$1,177,474
Pacific	583,855	378,263	132,619

Total operating revenue	$1,962,353	$1,650,459	$1,310,093

Hawaiian attributes operating revenue by geographic region based upon the origin and destination of each flight segment. Hawaiian's tangible assets consist primarily of flight equipment, which are mobile across geographic markets, and, therefore, have not been allocated to specific geographic regions.